INCOME TAX	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
INCOME TAX	INCOME TAX
For the years ended December 31, 2025, 2024 and 2023, income taxes from continued operations were as follows:

	2025	2024	2023
Current income tax expense	$7,395,238	$5,168,497	$6,209,629

Deferred income tax expense (benefit)
Temporary differences	$1,794,772	$5,166,866	$(374,398)
Change in recognition of deferred tax	555,345	(715,459)	(319,769)
Changes in estimates in respect to prior years	(104,332)	(57,844)	(534,840)
Deferred income tax expense (benefit)	$2,245,785	$4,393,563	$(1,229,007)
INCOME TAX EXPENSE	$9,641,023	$9,562,060	$4,980,622
Reconciliations of income taxes from the Costa Rica national statutory rate of 30% to the consolidated effective income tax rate were as follows:

	2025	2024	2023

Profit (loss) before taxes	$25,749,843	$(9,863,991)	$12,136,627
Income tax expense calculated at Costa Rica statutory tax rate of 30%	7,724,957	(2,959,197)	3,640,988
Foreign rate differential	956,412	12,442,068	1,442,871
Tax attributable to exchange gain/loss	(3,178,643)	(4,248,460)	(3,048,684)
Change in unrecognized deferred tax assets	652,405	(715,459)	(648,037)
Withholding tax	322,575	1,111,825	2,750,903
Alternative minimum tax	2,667,106	3,020,002	1,161,583
Other	496,211	911,281	(319,002)
INCOME TAX EXPENSE	$9,641,023	$9,562,060	$4,980,622
The Company operates in various jurisdictions with statutory tax rates other than 30%. During the year ended December 31, 2025, the application of the various statutory tax rates results in a $1.0 million adjustment to income tax expense, primarily attributable to transaction costs incurred in the Cayman Islands and Panama, where the applicable corporate tax rate is 0%.
The Company distributed income from an entity in Costa Rica to the parent entity in Panama. While Panama does not tax foreign source earnings, the Costa Rica entity is subject to a 15% withholding tax payable to Costa Rica for earnings distributed out of the country. The Company accrued withholding tax of $0.3 million, $1.1 million, and $2.8 million for the years ended December 31, 2025, 2024 and 2023, respectively.
The Company is subject to an alternative minimum tax (“AMT”) of 15% in Colombia. The Colombia AMT is based on financial reporting income, subject to certain allowances and adjustments. Due to the Colombia AMT, the Company’s current tax liability in Colombia increased $2.7 million, $3.0 million and $1.2 million during the years ended December 31, 2025, 2024 and 2023, respectively
All income tax expense was reflected in continuing operations and no other component of income.
Details of the Company’s deferred tax assets and liabilities were as follows:

	2025	2024
Deferred tax assets
Lease liability	3,903,621	3,926,211
Deferred debt interest	3,230,087	2,129,389
Net operating loss and tax credit carryforwards	$2,670,224	$3,476,116
Allowance for uncollectible accounts	409,057	306,974
Other accruals	330,757	566,296
Employee benefits	170,158	183,181
Total deferred tax assets	$10,713,904	$10,588,167

	2025	2024

Deferred tax liabilities:
Investment properties unrealized gain	$(49,686,108)	$(47,589,206)
Deferred financing costs	(3,467,668)	(2,483,797)
Prepaid and other assets	(184,757)	(414,707)
Total deferred tax liabilities	$(53,338,533)	$(50,487,710)

Net deferred tax liabilities	$(42,624,629)	$(39,899,543)
All movement in the deferred tax assets (“DTAs”) and deferred tax liabilities (“DTLs”) was reflected in continuing operations and no other component of income.
As of December 31, 2025, the Company had $10.7 million and $53.3 million in DTAs and DTLs, respectively. The DTAs included approximately $2.7 million related to net operating loss carryforwards (NOLs) that can be used to offset taxable income in future periods and reduce the Company income taxes payable in those future periods. These NOLs have carryforward periods ending prior to 2035.
The Company operates in Costa Rica, Colombia, Peru, Mexico, El Salvador, and the United States using local country operating corporations, generally owned by holding companies in Panama and Cayman Islands. The Panama and Cayman Islands holding companies are not subject to tax on income sourced outside of Panama and Cayman Islands, and the Company has no deferred tax liability recognized for its investment in subsidiaries.
As of December 31, 2025, the Company considered it more likely than not that the benefit from certain entities’ NOL carryforwards will not be used to offset taxable profits and there are no other tax planning opportunities or other evidence of recoverability in the near future to realize these DTAs. In addition, it is possible that some or all of these NOL carryforwards could ultimately expire unused due to carryforward periods ending prior to 2035. In recognition of this risk, the Company had unrecognized deferred tax assets of $2.3 million and $1.6 million related to these NOL carryforwards as of December 31, 2025, and December 31, 2024, respectively. The Company had $0.2 million and $0.3 million of other net unrecognized deferred tax assets as of December 31, 2025 and December 31, 2024, respectively. The Company recorded the change in recognition of deferred tax assets through deferred tax expenses.
The Company files income tax returns as required by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Company may be subject to examination by local tax authorities. As of December 31, 2025, in general, the Company’s local income tax years between 2018 and 2025 remained open and are subject to examination. As of December 31, 2025, the Company has not recognized any tax uncertainties.
The Organization for Economic Co-operation and Development issued model rules for a new global minimum tax framework (“Pillar Two”), and various government around the world have passed, or are in the process of passing, legislation to effectuate the global minimum tax. .Certain jurisdictions in which the company operates have adopted the Pillar Two framework implementing a 15% corporate minimum tax. Based on current legislation and available guidance, the Company does not anticipate Pillar Two will have a material impact to the Company’s consolidated financial statements and effective tax rate. The Company will continue to monitor additional guidance as it is released.